EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Datawatch Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Morrison, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Michael A. Morrison
                                 Michael A. Morrison
                                 Chief Financial Officer
                                 December 21, 2012